EXHIBIT 99.1



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Transition Report on Form 10-QSB/A1 (the "Report") of Double Eagle Petroleum Company (the "Company") for the transition period ended December 31, 2002, Stephen H. Hollis, the Chief Executive Officer and David C. Milholm, Principal Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigneds' knowledge and belief: (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 15, 2003                        /s/  Stephen H. Hollis
                                            ----------------------
                                            Stephen H. Hollis
                                            Chief Executive Officer


                                            /s/ David C. Milholm
                                            --------------------
                                            David C. Milholm
                                            Principal Financial Officer